Third Quarter 2013 Earnings Conference Call Supplement (Unaudited Results) Jerome A. Peribere – President & CEO Carol P. Lowe – Senior Vice President & CFO Exhibit 99.2

Safe Harbor and Regulation G Statement

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,”
“could,” “estimates,” “expects,” “intends,” “may,” “plans to,” “will” and similar expressions. These statements reflect our beliefs and expectations as to future events and trends affecting our business, our consolidated financial position and our results of operations. Examples of these forward-looking statements include expectations regarding our anticipated effective income tax rate, the potential cash tax benefits associated with the W.R. Grace settlement, potential volume, revenue and operating growth for future periods, expectations and assumptions associated with our restructuring programs, availability and pricing of raw materials, success of our growth initiatives, economic conditions, and the success of pricing actions.  A variety of factors may cause actual results to differ materially from these expectations, including general domestic and international economic and political conditions; changes in our raw material and energy costs; credit ratings; the success of restructuring plans; currency translation and devaluation effects, including Venezuela;
the competitive environment; the effects of animal and food-related health issues; environmental matters; and regulatory actions and legal matters.  For more extensive information, see “Risk Factors” and “Cautionary Notice Regarding
Forward-Looking Statements,” which appear in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on
Form 8-K. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events, or otherwise.
Our management uses non-U.S. GAAP financial measures to evaluate the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. For important information on our use of non-U.S. GAAP financial measures and information, including reconciliations of such non-U.S. GAAP financial measures and information to comparable U.S. GAAP measures and information, please refer to the financial tables and information provided in our earnings release.

Jerome A. Peribere President & CEO

Key Takeaways
THIRD QUARTER 2013

Q3 Performance Summary
• Sales $1.9B
– Up 2.0% as reported
– Up 2.9% constant currency
– Volume increased 1.4%
– Price/mix favorable 1.5%
• Adj. EBITDA: $282M, 14.5% of sales
• Adj. EPS $0.39; Reported EPS of $0.18
Excluding SARs expense:
• Q3 2013 Adj. EBITDA: $290.7M, 15.0% of sales
• Q3 2012 Adj. EBITDA: $277.5M, 14.6% of sales
• Q3 2013 Adj. EPS:  $0.43
• Q3 2012 Adj. EPS:  $0.29
• Delivered year over year constant currency
sales growth in all regions except for
Europe
• Developing regions constant currency sales
increased 9%, accounting for 26% of total
net sales
• Favorable product price/mix across all
divisions and all regions, except Europe
• EBITDA margin expansion due to higher
volumes and cost savings initiatives
• Core Tax Rate of 23.3%
Reported U.S. GAAP Measures
Q3-13 Net Sales: $1.9B; Operating Profit: $140M; Net Income: $38M
Q3-12 Net Sales: $1.9B; Operating Loss*: ($1.2B); Net Loss: ($1.2B)
Q3-13 Effective tax rate: 24.6%
*Includes impairment of goodwill and certain intangible assets associated with the Diversey acquisition
Please see Sealed Air’s October 30, 2013 earnings press release for important information about the use of non-U.S.
GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.

* Constant currency refers to unit volume and price/mix performance and excludes the impact of currency translation
Regional Sales Performance
THIRD QUARTER 2013
Please see Sealed Air’s October 30, 2013 earnings press release for important information about the use of non-U.S.
Latin
America
Reported: 1.3%
Constant Currency: 8.6%
% of Sales: 10.6%
North
America
Reported: 1.9%
Constant Currency: 2.2%
% of Sales: 39.6%
Japan/ANZ
Reported: (9.3%)
Constant Currency: 0.9%
% of Sales: 6.7%
Europe
Reported: 3.5%
Constant Currency: (0.4%)
% of Sales: 31.8%
AMAT
Reported: 6.9%
Constant Currency: 10.2%
% of Sales: 11.3%
GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.

Food Care

ACHIEVED SALES & ADJ. EBITDA GROWTH
Reported U.S. GAAP Measures:
Q3-13 Food Care Operating Profit: $115M
Q3-12* Food Care Operating Profit: ($228M)
*Includes impairment of goodwill and certain intangible assets associated with the
Diversey acquisition
• Q3 Net Sales: 1.7%; constant currency: 3.2%
Volume growth 1.5%; Price/mix favorable 1.7%
Packaging constant currency sales increased 2.9%
Hygiene constant currency sales increased 3.8%
• Q3 Adj. EBITDA Margin: 15.8%
Adjusted EBITDA increased 7.4%
Excluding impact of SARs, increased 8.5%
Key drivers: cost synergies, manufacturing
efficiencies & higher volumes
• Q3 Volume Trends by region vs. PY
North America: 1.0% AMAT: 9.9%
Europe: 1.0% JANZ: (1.9%)
Latin America: 2.2%
• Largest growth drivers: Strength in AMAT &
Latin America; modest growth in NA; customer
acceptance of new products & solutions
• Challenges: European macro economy; Beef
volume declines in North America and Europe
Net Sales ($M)
Adjusted EBITDA ($M)
Please see Sealed Air’s October 30, 2013 earnings press release for important information about the use of non-U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures. The sum of the amounts may not equal the total amounts due to rounding.
Packaging
Hygiene
Q3 2013
Q3 2012
764
774
171
176
936
951
Volume Cost
Synergies
SARs
0
-2
-2
151
4
10
140
Q3
2012
Mix &
Price/Cost
Spread
SG&A/
Other
Q3
2013

Diversey Care

DEVELOPING REGIONS GROWTH OFFSET
EUROPE & NA DECLINES
• Q3 Net Sales:
– Volume essentially flat; Price/mix favorable 1.8%
– Double digit constant currency sales growth in
Eastern Europe, Latin America & AMAT
– Low single digit constant currency sales declines
in NA and Europe
• Q3 Adj. EBITDA Margin:
Adjusted EBITDA decreased 13%
– Excluding impact of SARs, decreased 5.5%
– Key drivers: Higher SG&A expenses, partially
offset by cost synergies
• Q3 Volume Trends by region vs. PY
– North America: (5.4%) AMAT: 7.4%
– Europe: (1.4%) ANZ: (2.5%)
– Latin America: 6.1%
• Largest Growth
Drivers:
Strong performance
in developing regions, better pricing disciplines
• Challenges: Exposure to European macro
economy; Distribution channel destocking &
weaker floor care sales in NA
Reported U.S. GAAP Measures:
Q3-13 Diversey Care Operating Profit:  $18M
Q2-12* Diversey Care Operating Profit: ($976M)
*Includes impairment of goodwill and certain intangible assets associated with the
Diversey acquisition
SARs
-4
-15
Volume
-1
Cost
Synergies
Net Sales ($M)
Adjusted EBITDA ($M)
527
535
Q3 2012 Q3 2013
50
8
58
3
*
SG&A/Other: Includes salary inflation of $4M, bad debt allowance for large customer in AMAT of $3.8M and increased inventory obsolescence of $2.5M
Q3
2012
Q3
2013
Mix &
Price/Cost
Spread
SG&A/
Other*
Please see Sealed Air’s October 30, 2013 earnings press release for important information about the use of non-U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures. The sum of the amounts may not equal the total amounts due to rounding.
1.4%; constant currency: 1.6%
9.4%

Product Care

HIGHER VOLUME & COST SYNERGIES OFFSET
RAW MATERIAL INCREASE
Reported U.S. GAAP Measures:
Q3-13 & Q2-12 Product Care Operating Profit: $53M
Net Sales ($M)
• Q3 Net Sales: 3.6%; constant currency: 4.0%
Volume increased 3.4%; Price/mix favorable 0.6%
Constant currency sales increased 3.6% in NA &
2.7% in Europe
• Q3 Adjusted EBITDA Margin: 16.2%
Adjusted EBITDA increased 1.4%
Key drivers: Higher volumes and cost synergies
offsetting raw material increases
• Q3 Volume Trends by region v. PY
North America: 2.5% AMAT: 7.8%
Europe: 4% JANZ: 11.1%
Latin America: (5%)
• Largest growth drivers: E-commerce, retail,
packaging systems
• Challenges: Global economic weakness,
increases in raw material costs
-3
-4
Adjusted EBITDA ($M)
Please see Sealed Air’s October 30, 2013 earnings press release for important information about the use of non-U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures. The sum of the amounts may not equal the total amounts due to rounding.
3
65
65
5
389
403
Q3 2012 Q3 2013
Q3
2012
Cost
Synergies
Volume
Mix &
Price/Cost
Spread
SG&A/
Other
Q3
2013

Carol P. Lowe Senior Vice President & CFO

Q3 2013 Net Sales Bridge
($ in millions)
1,939
1,900
+2%
+28
Foreign
Exchange
Price/Mix
-15
Q3 2012
Net Sales
+26
Q3 2013
Net Sales
Volume

Please see Sealed Air’s October 30, 2013 earnings press release for important information about the use of non-U.S
GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.

Q3 2013 Adj. EBITDA Bridge
($ in millions)
+2.7%
0
-6
-16
-1
Please see Sealed Air’s October 30, 2013 earnings press release for important information about the use of non-U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures. The sum of the amounts may not equal the total amounts due to rounding.
282
9
22
275
Q3 2012
Adj.
EBITDA
Cost
Synergies
Volume
Mix & Price/
Cost Spread
SG&A/
Other
SARs
Foreign
Exchange
Q3 2013
Adj.
EBITDA

SIGNIFICANT YoY IMPROVEMENT
YTD Free Cash Flow

($ in millions)
($ in millions) Nine Months Ended
September 30,
Free Cash Flow 2012 2013
U.S. GAAP Cash Flow from
Operating Activities
$       65 $     275
Capital Expenditures (98) (80)
Free Cash Flow $     (33) $     195
2012
Year-Over-Year Improvement
• Higher net earnings
• Net Improvement in working capital metrics
• Lower Capital Expenditures
2013
Nine Months Ended September 30
($33)
$195
Please see Sealed Air’s October 30, 2013 earnings press release for important information about the use of non-U.S.
GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.

Adjusted EBITDA: Approx. $1.055B
(D&A: $310M; Interest Expense: $355M; Non-cash profit sharing: $40M)
Net Sales: Approx. $7.7B or 1% YoY Growth
(Includes Approx. 1% unfavorable FX)
2013 Outlook
Adjusted EPS: $1.25 – $1.30
(Anticipated core tax rate of approx. 20% to 23% in FY2013)
Free Cash Flow: Approx. $375M
(Assumes: $140M cash restructuring; $130M capex; $290M cash interest expense )
Note: Adjusted EBITDA, EPS and D&A guidance excludes the impact of special items.

Please see Sealed Air’s October 30, 2013 earnings press release for important information about the use of non-U.S.
GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.

Jerome A. Peribere President & CEO

Q&A Earnings Conference Call Third Quarter 2013

Appendix

3Q 2013 Adjusted
EPS Calculation

Reported U.S. GAAP Measures :
Q3 2013 Operating Income: $140M; Net Income $38M
(1) Comprised of $38.6M of property and equipment depreciation, $29.5M of amortization of Intangibles and $5.4M of share-based compensation, net of $0.1 million special items
(2) 2013 contributions to be made in Sealed Air common stock
Adjusted EBITDA $ 282.0
Depreciation and amortization
(1)
(73.4)
Interest expense (88.9)
Non-cash profit sharing expense
(2)
(9.7)
Adjusted pre-tax earnings $ 110.0
Core taxes (23.3%) (25.6)
Adjusted net earnings $ 84.4
Diluted Shares 213.7
Adjusted EPS $    0.39
Please see Sealed Air’s October 30, 2013 earnings press release for important information about the use of non-U.S.
GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.
($ in millions, except Adjusted EPS and share count)

Liquidity & Net Debt

($ in millions)
Liquidity Position
1,677
Net Debt
Lower net debt as a result of cash generated
from operating activities, partially offset by
dividend payments
777
700
200
Sept 2013
Cash & Cash Equivalents
Revolving Credit Facility
A/R Securitization
4,779
4,727
Dec 2012  Sept 2013
Please see Sealed Air’s October 30, 2013 earnings press release for important information about the use of non-U.S.
GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.